Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q17

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America	11 - 12
Asia (1)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17
Consumer Key Indicators	18

Citigroup Supplemental Detail
Average Balances and Interest Rates	19
Deposits	20
Loans	21
Consumer Loan Delinquency Amounts and Ratios
90+ Days	22
30-89 Days	23
Allowance for Credit Losses	24 - 25
Components of Provision for Loan Losses	26
Non-Accrual Assets	27

Regulatory Capital Ratios, Tangible Common Equity, Book Value Per Share, Tangible Book Value Per Share and Returns on Equity	28

(1)       Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						2Q17 Increase/		Six	Six	YTD 2017 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2016	2017	2017	1Q17	2Q16	2016	2017	(Decrease)

Total Revenues, Net of Interest Expense	$17,548	$17,760	$17,012	$18,120	$17,901	(1)%	2%	$35,103	$36,021	3%
Total Operating Expenses	10,369	10,404	10,120	10,477	10,506	—	1%	20,892	20,983	—
Net Credit Losses (NCLs)	1,616	1,525	1,696	1,709	1,710	—	6%	3,340	3,419	2%
Credit Reserve Build / (Release)	(226)	221	31	(34)	(44)	(29)%	81%	(64)	(78)	(22)%
Provision / (Release) for Unfunded Lending Commitments	(30)	(45)	33	(43)	28	NM	NM	41	(15)	NM
Provision for Benefits and Claims	49	35	32	30	23	(23)%	(53)%	137	53	(61)%
Provisions for Credit Losses and for Benefits and Claims	$1,409	$1,736	$1,792	$1,662	$1,717	3%	22%	$3,454	$3,379	(2)%
Income from Continuing Operations before Income Taxes	$5,770	$5,620	$5,100	$5,981	$5,678	(5)%	(2)%	$10,757	$11,659	8%
Income Taxes (benefits)	1,723	1,733	1,509	1,863	1,795	(4)%	4%	3,202	3,658	14%
Income from Continuing Operations	$4,047	$3,887	$3,591	$4,118	$3,883	(6)%	(4)%	$7,555	$8,001	6%
Income (Loss) from Discontinued Operations, net of Taxes	(23)	(30)	(3)	(18)	21	NM	NM	(25)	3	NM
Net Income before Noncontrolling Interests	$4,024	$3,857	$3,588	$4,100	$3,904	(5)%	(3)%	$7,530	$8,004	6%
Net Income Attributable to Noncontrolling Interests	26	17	15	10	32	NM	23%	31	42	35%
Citigroup’s Net Income	$3,998	$3,840	$3,573	$4,090	$3,872	(5)%	(3)%	$7,499	$7,962	6%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.25	$1.25	$1.14	$1.36	$1.27	(7)%	2%	$2.36	$2.63	11%
Citigroup’s Net Income	$1.24	$1.24	$1.14	$1.35	$1.28	(5)%	3%	$2.35	$2.63	12%
Shares (in millions):
Average Basic	2,915.8	2,879.9	2,813.8	2,765.3	2,739.1	(1)%	(6)%	2,929.4	2,752.2	(6)%
Average Diluted	2,915.9	2,880.1	2,814.2	2,765.5	2,739.2	(1)%	(6)%	2,929.5	2,752.4	(6)%
Common Shares Outstanding, at period end	2,905.4	2,849.7	2,772.4	2,753.3	2,724.6	(1)%	(6)%

Preferred Dividends	$322	$225	$320	$301	$320	6%	(1)%	$532	$621	17%

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$3,645	$3,592	$3,207	$3,752	$3,483	(7)%	(4)%	$6,899	$7,235	5%
Citigroup’s Net Income	$3,623	$3,562	$3,204	$3,734	$3,504	(6)%	(3)%	$6,874	$7,238	5%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$3,645	$3,592	$3,207	$3,752	$3,483	(7)%	(4)%	$6,899	$7,235	5%
Citigroup’s Net Income	$3,623	$3,562	$3,204	$3,734	$3,504	(6)%	(3)%	$6,874	$7,238	5%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio (1) (2) (3)	12.53%	12.63%	12.57%	12.81%	13.0%
Tier 1 Capital Ratio(1) (2) (3)	14.12%	14.23%	14.24%	14.47%	14.7%
Total Capital Ratio(1) (2) (3)	16.13%	16.34%	16.24%	16.52%	16.9%
Supplementary Leverage Ratio(2) (3) (4)	7.48%	7.40%	7.22%	7.27%	7.2%
Return on Average Assets	0.89%	0.83%	0.78%	0.91%	0.83%			0.84%	0.87%
Return on Average Common Equity	7.0%	6.8%	6.2%	7.4%	6.8%			6.7%	7.1%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	59%	59%	59%	58%	59%			60%	58%

Balance Sheet Data(2) (in billions of dollars, except per share amounts):
Total Assets	$1,818.8	$1,818.1	$1,792.1	$1,821.5	$1,864.1	2%	2%
Total Average Assets	1,807.3	1,830.2	1,819.8	1,830.6	1,869.2	2%	3%	$1,792.5	$1,849.9	3%
Total Deposits	937.9	940.3	929.4	950.0	958.7	1%	2%
Citigroup’s Stockholders’ Equity(3)	231.9	231.6	225.1	228.0	230.0	1%	(1)%
Book Value Per Share(3)	73.19	74.51	74.26	75.81	77.36	2%	6%
Tangible Book Value Per Share(3)(5)	63.53	64.71	64.57	65.88	67.32	2%	6%

Direct Staff (in thousands)	220	220	219	215	214	—	(3)%

(1)                   For the composition of Citi’s Common Equity Tier 1 Capital and ratio, see page 28. Citi’s reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Standardized Approach framework for June 30, 2017 and U.S. Basel III Advanced Approaches framework for periods prior to June 30, 2017. For all periods presented, Citi’s reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework. This reflects the lower of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment. Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures.

(2)                   June 30, 2017 is preliminary.

(3)                   In March, 2017, the FASB issued Accounting Standards Update 2017-08, Premium Amortization on purchased Callable Debt Securities (ASU 2017-08), which revises existing U.S. GAAP by shortening the amortization period for premiums on certain purchased callable debt securities to the earliest call date, rather than the contractual life of the security. During the second quarter of 2017, Citi early adopted ASU 2017-08 on a modified retrospective basis effective January 1, 2017, resulting in a $156 million net reduction of Citi’s stockholders’ equity. Prior periods’ regulatory capital ratios, book value and tangible book value per share have been restated, although the retrospective application was immaterial to these ratios and amounts.

(4)                   Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure. For the composition of Citi’s SLR, see page 28.

(5)                   Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 28.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						2Q17 Increase/		Six	Six	YTD 2017 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2016	2017	2017	1Q17	2Q16	2016	2017	(Decrease)
Revenues
Interest revenue	$14,356	$14,653	$14,439	$14,423	$15,201	5%	6%	$28,523	$29,624	4%
Interest expense	3,120	3,174	3,277	3,566	4,036	13%	29%	6,060	7,602	25%
Net interest revenue	11,236	11,479	11,162	10,857	11,165	3%	(1)%	22,463	22,022	(2)%

Commissions and fees	2,725	2,644	2,689	2,759	2,937	6%	8%	5,188	5,696	10%
Principal transactions	1,816	2,238	1,691	3,022	2,562	(15)%	41%	3,656	5,584	53%
Administrative and other fiduciary fees	878	862	813	893	1,003	12%	14%	1,689	1,896	12%
Realized gains (losses) on investments	200	287	275	192	221	15%	11%	386	413	7%
Other-than-temporary impairment losses on investments and other assets	(118)	(32)	(5)	(12)	(20)	(67)%	83%	(583)	(32)	95%
Insurance premiums	217	184	171	169	156	(8)%	(28)%	481	325	(32)%
Other revenue	594	98	216	240	(123)	NM	NM	1,823	117	(94)%
Total non-interest revenues	6,312	6,281	5,850	7,263	6,736	(7)%	7%	12,640	13,999	11%
Total revenues, net of interest expense	17,548	17,760	17,012	18,120	17,901	(1)%	2%	35,103	36,021	3%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,616	1,525	1,696	1,709	1,710	—	6%	3,340	3,419	2%
Credit reserve build / (release)	(226)	221	31	(34)	(44)	(29)%	81%	(64)	(78)	(22)%
Provision for loan losses	1,390	1,746	1,727	1,675	1,666	(1)%	20%	3,276	3,341	2%
Provision for Policyholder benefits and claims	49	35	32	30	23	(23)%	(53)%	137	53	(61)%
Provision for unfunded lending commitments	(30)	(45)	33	(43)	28	NM	NM	41	(15)	NM
Total provisions for credit losses and for benefits and claims	1,409	1,736	1,792	1,662	1,717	3%	22%	3,454	3,379	(2)%

Operating Expenses
Compensation and benefits	5,229	5,203	4,982	5,534	5,463	(1)%	4%	10,785	10,997	2%
Premises and Equipment	642	624	625	620	604	(3)%	(6)%	1,293	1,224	(5)%
Technology / communication expense	1,657	1,694	1,685	1,659	1,690	2%	2%	3,306	3,349	1%
Advertising and marketing expense	433	403	406	373	432	16%	—	823	805	(2)%
Other operating	2,408	2,480	2,422	2,291	2,317	1%	(4)%	4,685	4,608	(2)%
Total operating expenses	10,369	10,404	10,120	10,477	10,506	—	1%	20,892	20,983	—

Income from Continuing Operations before Income Taxes	5,770	5,620	5,100	5,981	5,678	(5)%	(2)%	10,757	11,659	8%
Provision (benefits) for income taxes	1,723	1,733	1,509	1,863	1,795	(4)%	4%	3,202	3,658	14%

Income from Continuing Operations	4,047	3,887	3,591	4,118	3,883	(6)%	(4)%	7,555	8,001	6%
Discontinued Operations
Income (Loss) from Discontinued Operations	(36)	(37)	(4)	(28)	33	NM	NM	(39)	5	NM
Provision (benefits) for income taxes	(13)	(7)	(1)	(10)	12	NM	NM	(14)	2	NM
Income (Loss) from Discontinued Operations, net of taxes	(23)	(30)	(3)	(18)	21	NM	NM	(25)	3	NM

Net Income before Noncontrolling Interests	4,024	3,857	3,588	4,100	3,904	(5)%	(3)%	7,530	8,004	6%

Net Income attributable to noncontrolling interests	26	17	15	10	32	NM	23%	31	42	35%
Citigroup’s Net Income	$3,998	$3,840	$3,573	$4,090	$3,872	(5)%	(3)%	$7,499	$7,962	6%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						2Q17 Increase/
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2016	2016	2016	2017	2017 (1)	1Q17	2Q16
Assets
Cash and due from banks (including segregated cash and other deposits)	$22,140	$23,419	$23,043	$22,272	$20,940	(6)%	(5)%
Deposits with banks	127,993	132,571	137,451	157,773	165,142	5%	29%
Fed funds sold and securities borr’d or purch under agree. to resell	228,683	236,045	236,813	242,929	234,065	(4)%	2%
Brokerage receivables	36,851	36,112	28,887	36,888	40,487	10%	10%
Trading account assets	263,174	254,627	243,925	244,903	259,606	6%	(1)%
Investments
Available-for-sale and non-marketable equity securities(2)	320,390	316,352	307,637	297,891	301,535	1%	(6)%
Held-to-maturity	35,903	38,588	45,667	47,820	50,175	5%	40%
Total Investments	356,293	354,940	353,304	345,711	351,710	2%	(1)%
Loans, net of unearned income
Consumer	326,082	328,372	325,063	320,556	325,261	1%	—
Corporate	307,433	310,063	299,306	308,039	319,434	4%	4%
Loans, net of unearned income	633,515	638,435	624,369	628,595	644,695	3%	2%
Allowance for loan losses	(12,304)	(12,439)	(12,060)	(12,030)	(12,025)	—	2%
Total loans, net	621,211	625,996	612,309	616,565	632,670	3%	2%
Goodwill	22,496	22,539	21,659	22,265	22,349	—	(1)%
Intangible assets (other than MSRs)	5,521	5,358	5,114	5,013	4,887	(3)%	(11)%
Mortgage servicing rights (MSRs)	1,324	1,270	1,564	567	560	(1)%	(58)%
Other assets	133,085	125,240	128,008	126,593	131,647	4%	(1)%
Total assets	$1,818,771	$1,818,117	$1,792,077	$1,821,479	$1,864,063	2%	2%

Liabilities
Non-interest-bearing deposits in U.S. offices	$140,145	$141,899	$136,698	$129,436	$126,253	(2)%	(10)%
Interest-bearing deposits in U.S. offices	295,589	288,094	300,972	310,572	311,361	—	5%
Total U.S. Deposits	435,734	429,993	437,670	440,008	437,614	(1)%	—
Non-interest-bearing deposits in offices outside the U.S.	76,574	75,956	77,616	79,063	83,046	5%	8%
Interest-bearing deposits in offices outside the U.S.	425,544	434,303	414,120	430,919	438,083	2%	3%
Total International Deposits	502,118	510,259	491,736	509,982	521,129	2%	4%

Total deposits	937,852	940,252	929,406	949,990	958,743	1%	2%
Fed funds purch and securities loaned or sold under agree. to repurch.	158,001	153,124	141,821	148,230	154,780	4%	(2)%
Brokerage payables	62,054	61,921	57,152	59,655	62,947	6%	1%
Trading account liabilities	136,307	131,649	139,045	144,070	136,745	(5)%	—
Short-term borrowings	18,408	29,527	30,701	26,127	36,519	40%	98%
Long-term debt	207,448	209,051	206,178	208,530	225,179	8%	9%
Other liabilities(3)	65,680	59,903	61,631	55,880	58,043	4%	(12)%
Total liabilities	$1,585,750	$1,585,427	$1,565,934	$1,592,482	$1,632,956	3%	3%

Equity
Stockholders’ equity(2)
Preferred stock	$19,253	$19,253	$19,253	$19,253	$19,253	—	—
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	107,730	107,875	108,042	107,613	107,798	—	—
Retained earnings(2)	140,527	143,678	146,477	149,071	152,178	2%	8%
Treasury stock	(9,538)	(12,069)	(16,302)	(17,579)	(19,342)	(10)%	NM
Accumulated other comprehensive income (loss)	(26,115)	(27,193)	(32,381)	(30,413)	(29,899)	2%	(14)%
Total common equity	$212,635	$212,322	$205,867	$208,723	$210,766	1%	(1)%

Total Citigroup stockholders’ equity	$231,888	$231,575	$225,120	$227,976	$230,019	1%	(1)%
Noncontrolling interests	1,133	1,115	1,023	1,021	1,088	7%	(4)%
Total equity	233,021	232,690	226,143	228,997	231,107	1%	(1)%
Total liabilities and equity	$1,818,771	$1,818,117	$1,792,077	$1,821,479	$1,864,063	2%	2%

(1)                   Preliminary.

(2)                   See footnote 3 on page 1.

(3)                   Includes allowance for credit losses for unfunded lending commitments.  See page 25 for amounts by period.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL NET REVENUES (In millions of dollars)

						2Q17 Increase/		Six	Six	YTD 2017 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2016	2017	2017	1Q17	2Q16	2016	2017	(Decrease)

Global Consumer Banking
North America	$4,709	$5,161	$5,059	$4,944	$4,944	—	5%	$9,539	$9,888	4%
Latin America	1,236	1,245	1,212	1,151	1,290	12%	4%	2,465	2,441	(1)%
Asia (1)	1,729	1,758	1,696	1,722	1,801	5%	4%	3,384	3,523	4%
Total	7,674	8,164	7,967	7,817	8,035	3%	5%	15,388	15,852	3%

Institutional Clients Group
North America	3,393	3,191	2,949	3,455	3,568	3%	5%	6,373	7,023	10%
EMEA	2,577	2,506	2,605	2,807	2,837	1%	10%	4,744	5,644	19%
Latin America	1,022	999	994	1,127	1,042	(8)%	2%	1,984	2,169	9%
Asia	1,697	1,763	1,636	1,737	1,766	2%	4%	3,483	3,503	1%
Total	8,689	8,459	8,184	9,126	9,213	1%	6%	16,584	18,339	11%

Corporate / Other	1,185	1,137	861	1,177	653	(45)%	(45)%	3,131	1,830	(42)%

Total Citigroup - Net Revenues	$17,548	$17,760	$17,012	$18,120	$17,901	(1)%	2%	$35,103	$36,021	3%

(1)                     Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL INCOME (In millions of dollars)

						2Q17 Increase/		Six	Six	YTD 2017 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2016	2017	2017	1Q17	2Q16	2016	2017	(Decrease)
Income from Continuing Operations:

Global Consumer Banking
North America	$815	$780	$810	$627	$670	7%	(18)%	$1,648	$1,297	(21)%
Latin America	173	160	154	130	136	5%	(21)%	319	266	(17)%
Asia (1)	297	310	261	246	323	31%	9%	512	569	11%
Total	1,285	1,250	1,225	1,003	1,129	13%	(12)%	2,479	2,132	(14)%

Institutional Clients Group
North America	1,005	1,067	877	1,100	1,112	1%	11%	1,551	2,212	43%
EMEA	695	649	647	855	779	(9)%	12%	1,069	1,634	53%
Latin America	392	389	343	475	333	(30)%	(15)%	722	808	12%
Asia	523	555	514	581	556	(4)%	6%	1,142	1,137	—
Total	2,615	2,660	2,381	3,011	2,780	(8)%	6%	4,484	5,791	29%

Corporate / Other	147	(23)	(15)	104	(26)	NM	NM	592	78	(87)%

Income From Continuing Operations	4,047	3,887	3,591	4,118	3,883	(6)%	(4)%	7,555	8,001	6%

Discontinued Operations	(23)	(30)	(3)	(18)	21	NM	NM	(25)	3	NM

Net Income Attributable to Noncontrolling Interests	26	17	15	10	32	NM	23%	31	42	35%

Total Citigroup - Net Income	$3,998	$3,840	$3,573	$4,090	$3,872	(5)%	(3)%	$7,499	$7,962	6%

Average Assets
North America	$926	$947	$966	$958	$977	2%	6%	$916	$966	5%
EMEA (1)	312	316	308	318	335	5%	7%	307	327	7%
Latin America	134	131	128	128	132	3%	(1)%	134	130	(3)%
Asia (1)	315	325	318	325	330	2%	5%	311	328	5%
Corporate / Other	120	111	100	102	95	(7)%	(21)%	125	99	(21)%
Total	$1,807	$1,830	$1,820	$1,831	$1,869	2%	3%	$1,793	$1,850	3%

Return on Average Assets (ROA)
North America	0.79%	0.77%	0.70%	0.73%	0.73%			0.70%	0.73%
EMEA (1)	0.88%	0.80%	0.82%	1.08%	0.92%			0.69%	0.99%
Latin America	1.69%	1.66%	1.54%	1.89%	1.43%			1.56%	1.65%
Asia (1)	1.04%	1.06%	0.97%	1.03%	1.07%			1.07%	1.05%
Corporate/Other	0.39%	(0.17)%	(0.08)%	0.37%	(0.06)%			0.91%	0.16%
Total	0.89%	0.83%	0.78%	0.91%	0.83%			0.84%	0.87%

(1)                     Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						2Q17 Increase/		Six	Six	YTD 2017 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2016	2017	2017	1Q17	2Q16	2016	2017	(Decrease)

Net Interest Revenue	$6,308	$6,709	$6,656	$6,522	$6,699	3%	6%	$12,660	$13,221	4%
Non-Interest Revenue	1,366	1,455	1,311	1,295	1,336	3%	(2)%	2,728	2,631	(4)%
Total Revenues, Net of Interest Expense	7,674	8,164	7,967	7,817	8,035	3%	5%	15,388	15,852	3%
Total Operating Expenses	4,297	4,429	4,356	4,415	4,497	2%	5%	8,698	8,912	2%
Net Credit Losses	1,374	1,349	1,516	1,603	1,615	1%	18%	2,745	3,218	17%
Credit Reserve Build / (Release)	23	436	164	177	125	(29)%	NM	108	302	NM
Provision for Unfunded Lending Commitments	8	(3)	(3)	6	(1)	NM	NM	9	5	(44)%
Provision for Benefits and Claims	20	26	32	29	23	(21)%	15%	48	52	8%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,425	1,808	1,709	1,815	1,762	(3)%	24%	2,910	3,577	23%
Income from Continuing Operations before Taxes	1,952	1,927	1,902	1,587	1,776	12%	(9)%	3,780	3,363	(11)%
Income Taxes	667	677	677	584	647	11%	(3)%	1,301	1,231	(5)%
Income from Continuing Operations	1,285	1,250	1,225	1,003	1,129	13%	(12)%	2,479	2,132	(14)%
Noncontrolling Interests	1	3	1	1	4	NM	NM	3	5	67%
Net Income	$1,284	$1,247	$1,224	$1,002	$1,125	12%	(12)%	$2,476	$2,127	(14)%
EOP Assets (in billions of dollars)	$399	$411	$412	$412	$419	2%	5%
Average Assets (in billions of dollars)	$387	$409	$410	$411	$414	1%	7%	$382	$413	8%
Return on Average Assets (ROA)	1.33%	1.21%	1.19%	0.99%	1.09%			1.30%	1.04%
Efficiency Ratio	56%	54%	55%	56%	56%			57%	56%

Net Credit Losses as a % of Average Loans	2.02%	1.87%	2.10%	2.24%	2.20%			2.03%	2.22%

Revenue by Business
Retail Banking	$3,242	$3,330	$3,157	$3,155	$3,299	5%	2%	$6,429	$6,454	—
Cards (1)	4,432	4,834	4,810	4,662	4,736	2%	7%	8,959	9,398	5%
Total	$7,674	$8,164	$7,967	$7,817	$8,035	3%	5%	$15,388	$15,852	3%

Net Credit Losses by Business
Retail Banking	$243	$257	$286	$236	$244	3%	—	$464	$480	3%
Cards (1)	1,131	1,092	1,230	1,367	1,371	—	21%	2,281	2,738	20%
Total	$1,374	$1,349	$1,516	$1,603	$1,615	1%	18%	$2,745	$3,218	17%

Income from Continuing Operations by Business
Retail Banking	$472	$461	$335	$339	$420	24%	(11)%	$770	$759	(1)%
Cards (1)	813	789	890	664	709	7%	(13)%	1,709	1,373	(20)%
Total	$1,285	$1,250	$1,225	$1,003	$1,129	13%	(12)%	$2,479	$2,132	(14)%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$7,674	$8,164	$7,967	$7,817	$8,035	3%	5%	$15,388	$15,852	3%
Impact of FX Translation (2)	(23)	30	122	88	—			(126)	—
Total Revenues - Ex-FX (2)	$7,651	$8,194	$8,089	$7,905	$8,035	2%	5%	$15,262	$15,852	4%

Total Operating Expenses - as Reported	$4,297	$4,429	$4,356	$4,415	$4,497	2%	5%	$8,698	$8,912	2%
Impact of FX Translation (2)	(9)	14	67	46	—			(50)	—
Total Operating Expenses - Ex-FX (2)	$4,288	$4,443	$4,423	$4,461	$4,497	1%	5%	$8,648	$8,912	3%

Total Provisions for LLR & PBC - as Reported	$1,425	$1,808	$1,709	$1,815	$1,762	(3)%	24%	$2,910	$3,577	23%
Impact of FX Translation (2)	(7)	7	29	21	—			(37)	—
Total Provisions for LLR & PBC - Ex-FX (2)	$1,418	$1,815	$1,738	$1,836	$1,762	(4)%	24%	$2,873	$3,577	25%

Net Income - as Reported	$1,284	$1,247	$1,224	$1,002	$1,125	12%	(12)%	$2,476	$2,127	(14)%
Impact of FX Translation (2)	(6)	6	17	13	—			(30)	—
Net Income - Ex-FX (2)	$1,278	$1,253	$1,241	$1,015	$1,125	11%	(12)%	$2,446	$2,127	(13)%

(1)                   Includes both Citi-Branded Cards and Citi Retail Services.

(2)                   Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the second quarter of 2017 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 2

						2Q17 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2016	2016	2016	2017	2017	1Q17	2Q16

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,650	2,648	2,618	2,601	2,570	(1)%	(3)%
Accounts (in millions)	54.4	55.1	54.6	53.9	53.8	—	(1)%
Average Deposits	$297.4	$301.2	$301.1	$303.5	$307.2	1%	3%
Investment Sales	$19.1	$19.7	$18.5	$20.9	$21.8	4%	14%
Investment Assets under Management (AUMs)	$139.9	$140.9	$137.5	$146.7	$152.8	4%	9%
Average Loans	$141.1	$142.0	$138.1	$138.8	$142.3	3%	1%
EOP Loans:
Mortgages	$81.6	$81.4	$79.4	$81.2	$81.4	—	—
Commercial Banking	32.6	33.2	32.0	33.9	34.8	3%	7%
Personal and Other	27.2	27.0	24.9	26.3	27.2	3%	—
EOP Loans	$141.4	$141.6	$136.3	$141.4	$143.4	1%	1%

Net Interest Revenue (in millions) (1)	$2,154	$2,191	$2,129	$2,143	$2,274	6%	6%
As a % of Average Loans	6.14%	6.14%	6.13%	6.26%	6.41%

Net Credit Losses (in millions)	$243	$257	$286	$236	$244	3%	—
As a % of Average Loans	0.69%	0.72%	0.82%	0.69%	0.69%
Loans 90+ Days Past Due (in millions) (2)	$515	$579	$474	$488	$477	(2)%	(7)%
As a % of EOP Loans	0.37%	0.41%	0.35%	0.35%	0.33%
Loans 30-89 Days Past Due (in millions) (2)	$735	$722	$726	$777	$747	(4)%	2%
As a % of EOP Loans	0.52%	0.51%	0.54%	0.55%	0.52%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	143.0	143.0	142.7	142.4	142.6	—	—
Purchase Sales (in billions)	$95.7	$115.3	$125.1	$112.2	$125.3	12%	31%

Average Loans (in billions) (3)	$131.9	$145.5	$149.3	$150.8	$151.5	—	15%
EOP Loans (in billions) (3)	$143.4	$147.8	$155.6	$149.9	$155.1	3%	8%
Average Yield (4)	13.05%	12.76%	12.54%	12.57%	12.54%
Net Interest Revenue (5)	$4,154	$4,518	$4,527	$4,379	$4,425	1%	7%
As a % of Average Loans (5)	12.67%	12.35%	12.06%	11.78%	11.72%
Net Credit Losses	$1,131	$1,092	$1,230	$1,367	$1,371	—	21%
As a % of Average Loans	3.45%	2.99%	3.28%	3.68%	3.63%
Net Credit Margin (6)	$3,292	$3,734	$3,572	$3,288	$3,357	2%	2%
As a % of Average Loans (6)	10.04%	10.21%	9.52%	8.84%	8.89%
Loans 90+ Days Past Due	$1,450	$1,587	$1,819	$1,753	$1,706	(3)%	18%
As a % of EOP Loans	1.01%	1.07%	1.17%	1.17%	1.10%
Loans 30-89 Days Past Due	$1,583	$1,831	$1,814	$1,739	$1,751	1%	11%
As a % of EOP Loans	1.10%	1.24%	1.17%	1.16%	1.13%

(1)                   Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)                   The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See footnote 2 on page 9.

(3)                   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)                   Average yield is gross interest revenue earned divided by average loans.

(5)                   Net interest revenue includes certain fees that are recorded as interest revenue.

(6)                   Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						2Q17 Increase/		Six	Six	YTD 2017 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2016	2017	2017	1Q17	2Q16	2016	2017	(Decrease)

Net Interest Revenue	$4,331	$4,696	$4,706	$4,617	$4,633	—	7%	$8,729	$9,250	6%
Non-Interest Revenue	378	465	353	327	311	(5)%	(18)%	810	638	(21)%
Total Revenues, Net of Interest Expense	4,709	5,161	5,059	4,944	4,944	—	5%	9,539	9,888	4%
Total Operating Expenses	2,426	2,595	2,537	2,576	2,577	—	6%	4,926	5,153	5%
Net Credit Losses	954	927	1,105	1,190	1,181	(1)%	24%	1,887	2,371	26%
Credit Reserve Build / (Release)	49	408	117	152	101	(34)%	NM	128	253	98%
Provision for Unfunded Lending Commitments	7	—	(1)	7	2	(71)%	(71)%	7	9	29%
Provision for Benefits and Claims	8	8	9	6	8	33%	—	17	14	(18)%
Provisions for Loan Losses and for Benefits and Claims	1,018	1,343	1,230	1,355	1,292	(5)%	27%	2,039	2,647	30%
Income from Continuing Operations before Taxes	1,265	1,223	1,292	1,013	1,075	6%	(15)%	2,574	2,088	(19)%
Income Taxes	450	443	482	386	405	5%	(10)%	926	791	(15)%
Income from Continuing Operations	815	780	810	627	670	7%	(18)%	1,648	1,297	(21)%
Noncontrolling Interests	(1)	—	(1)	—	—	—	100%	(1)	—	100%
Net Income	$816	$780	$811	$627	$670	7%	(18)%	$1,649	$1,297	(21)%
Average Assets (in billions)	$218	$238	$244	$245	$243	(1)%	11%	$215	$244	13%
Return on Average Assets	1.51%	1.30%	1.32%	1.04%	1.11%			1.54%	1.07%
Efficiency Ratio	52%	50%	50%	52%	52%			52%	52%

Net Credit Losses as a % of Average Loans	2.34%	2.07%	2.42%	2.63%	2.58%			2.33%	2.61%

Revenue by Business
Retail Banking	$1,313	$1,356	$1,263	$1,256	$1,291	3%	(2)%	$2,603	$2,547	(2)%
Citi-Branded Cards	1,886	2,191	2,213	2,096	2,079	(1)%	10%	3,746	4,175	11%
Citi Retail Services	1,510	1,614	1,583	1,592	1,574	(1)%	4%	3,190	3,166	(1)%
Total	$4,709	$5,161	$5,059	$4,944	$4,944	—	5%	$9,539	$9,888	4%

Net Credit Losses by Business
Retail Banking	$45	$52	$83	$37	$39	5%	(13)%	$70	$76	9%
Citi-Branded Cards	467	448	539	633	611	(3)%	31%	922	1,244	35%
Citi Retail Services	442	427	483	520	531	2%	20%	895	1,051	17%
Total	$954	$927	$1,105	$1,190	$1,181	(1)%	24%	$1,887	$2,371	26%

Income from Continuing Operations by Business
Retail Banking	$172	$187	$85	$83	$140	69%	(19)%	$261	$223	(15)%
Citi-Branded Cards	320	322	446	248	305	23%	(5)%	673	553	(18)%
Citi Retail Services	323	271	279	296	225	(24)%	(30)%	714	521	(27)%
Total	$815	$780	$810	$627	$670	7%	(18)%	$1,648	$1,297	(21)%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						2Q17 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2016	2016	2016	2017	2017	1Q17	2Q16

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	729	727	723	705	695	(1)%	(5)%
Accounts (in millions)	10.8	10.6	10.5	9.6	9.5	(1)%	(12)%
Average Deposits	$182.1	$183.9	$186.0	$185.5	$185.1	—	2%
Investment Sales	$5.5	$5.2	$5.3	$6.2	$6.5	5%	18%
Investment AUMs	$51.4	$53.1	$52.8	$55.1	$56.7	3%	10%

Average Loans	$54.4	$55.0	$55.0	$55.4	$55.6	—	2%

EOP Loans:
Mortgages	$43.9	$44.0	$44.2	$44.3	$44.3	—	1%
Commercial Banking	8.8	8.8	9.0	9.2	9.2	—	5%
Personal and Other	2.1	2.0	2.1	2.0	2.1	5%	—
Total EOP Loans	$54.8	$54.8	$55.3	$55.5	$55.6	—	1%

Mortgage Originations (1)	$6.4	$6.5	$5.6	$3.8	$3.1	(18)%	(52)%

Third Party Mortgage Servicing Portfolio (EOP)	$151.8	$147.6	$143.2	$48.5	$49.1	1%	(68)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$90.9	$141.9	$102.8	$63.1	$50.0	(21)%	(45)%

Saleable Mortgage Rate Locks	$4.0	$3.9	$2.6	$1.9	$1.5	(21)%	(63)%

Net Interest Revenue on Loans (in millions)	$276	$281	$264	$251	$249	(1)%	(10)%
As a % of Avg. Loans	2.04%	2.03%	1.91%	1.84%	1.80%

Net Credit Losses (in millions)	$45	$52	$83	$37	$39	5%	(13)%
As a % of Avg. Loans	0.33%	0.38%	0.60%	0.27%	0.28%

Loans 90+ Days Past Due (in millions) (2)	$180	$256	$181	$182	$155	(15)%	(14)%
As a % of EOP Loans	0.33%	0.47%	0.33%	0.33%	0.28%
Loans 30-89 Days Past Due (in millions) (2)	$192	$198	$214	$189	$191	1%	(1)%
As a % of EOP Loans	0.36%	0.37%	0.39%	0.35%	0.35%

(1)                   Originations of residential first mortgages.

(2)                   The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $408 million and ($0.9 billion), $305 million and ($0.7 billion), $327 million and ($0.7 billion), $313 million and ($0.8 billion), and $295 million and ($0.8 billion), as of June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $91 million and ($0.9 billion), $58 million and ($0.7 billion), $70 million and ($0.7 billion), $84 million and ($0.8 billion), and $84 million and ($0.8 billion), as of June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017, respectively.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						2Q17 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2016	2016	2016	2017	2017	1Q17	2Q16

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	31.8	32.5	32.9	33.2	33.7	2%	6%
Purchase Sales (in billions)	$53.1	$73.1	$78.5	$72.5	$80.5	11%	52%

Average Loans (in billions) (1)	$66.7	$79.2	$82.1	$82.6	$83.3	1%	25%

EOP Loans (in billions) (1)	$77.5	$81.3	$86.0	$82.2	$85.6	4%	10%

Average Yield (2)	10.04%	9.90%	9.60%	9.60%	9.61%
Net Interest Revenue (3)	$1,591	$1,863	$1,867	$1,785	$1,788	—	12%
As a % of Avg. Loans (3)	9.59%	9.36%	9.05%	8.76%	8.61%
Net Credit Losses	$467	$448	$539	$633	$611	(3)%	31%
As a % of Average Loans	2.82%	2.25%	2.61%	3.11%	2.94%
Net Credit Margin (4)	$1,415	$1,740	$1,670	$1,461	$1,466	—	4%
As a % of Avg. Loans (4)	8.53%	8.74%	8.09%	7.17%	7.06%
Loans 90+ Days Past Due	$510	$607	$748	$698	$659	(6)%	29%
As a % of EOP Loans	0.66%	0.75%	0.87%	0.85%	0.77%
Loans 30-89 Days Past Due	$550	$710	$688	$632	$619	(2)%	13%
As a % of EOP Loans	0.71%	0.87%	0.80%	0.77%	0.72%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	88.9	88.3	87.7	86.8	$86.5	—	(3)%
Purchase Sales (in billions)	$20.1	$19.7	$23.2	$16.9	$20.6	22%	2%

Average Loans (in billions) (1)	$42.7	$43.6	$44.9	$45.3	$44.5	(2)%	4%

EOP Loans (in billions) (1)	$43.3	$43.9	$47.3	$44.2	$45.2	2%	4%

Average Yield (2)	17.01%	17.06%	16.92%	17.14%	17.38%
Net Interest Revenue (3)	$1,834	$1,923	$1,947	$1,908	$1,897	(1)%	3%
As a % of Avg. Loans (3)	17.27%	17.55%	17.25%	17.08%	17.10%
Net Credit Losses	$442	$427	$483	$520	$531	2%	20%
As a % of Average Loans	4.16%	3.90%	4.28%	4.66%	4.79%
Net Credit Margin (4)	$1,063	$1,182	$1,096	$1,067	$1,037	(3)%	(2)%
As a % of Avg. Loans (4)	10.01%	10.79%	9.71%	9.55%	9.35%
Loans 90+ Days Past Due	$619	$664	$761	$735	$693	(6)%	12%
As a % of EOP Loans	1.43%	1.51%	1.61%	1.66%	1.53%
Loans 30-89 Days Past Due	$669	$750	$777	$730	$730	—	9%
As a % of EOP Loans	1.55%	1.71%	1.64%	1.65%	1.62%

(1)                   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)                   Average yield is calculated as gross interest revenue earned divided by average loans.

(3)                   Net interest revenue includes certain fees that are recorded as interest revenue.

(4)                   Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q17 Increase/		Six	Six	YTD 2017 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2016	2017	2017	1Q17	2Q16	2016	2017	(Decrease)

Net Interest Revenue	$861	$877	$840	$800	$917	15%	7%	$1,714	$1,717	—
Non-Interest Revenue	375	368	372	351	373	6%	(1)%	751	724	(4)%
Total Revenues, Net of Interest Expense	1,236	1,245	1,212	1,151	1,290	12%	4%	2,465	2,441	(1)%
Total Operating Expenses	725	707	688	659	735	12%	1%	1,443	1,394	(3)%
Net Credit Losses	260	254	248	253	277	9%	7%	538	530	(1)%
Credit Reserve Build / (Release)	(2)	32	36	12	50	NM	NM	15	62	NM
Provision for Unfunded Lending Commitments	1	—	(1)	—	(1)	(100)%	NM	2	(1)	NM
Provision for Benefits and Claims	12	18	23	23	15	(35)%	25%	31	38	23%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	271	304	306	288	341	18%	26%	586	629	7%
Income from Continuing Operations before Taxes	240	234	218	204	214	5%	(11)%	436	418	(4)%
Income Taxes	67	74	64	74	78	5%	16%	117	152	30%
Income from Continuing Operations	173	160	154	130	136	5%	(21)%	319	266	(17)%
Noncontrolling Interests	1	2	1	1	2	100%	100%	2	3	50%
Net Income	$172	$158	$153	$129	$134	4%	(22)%	$317	$263	(17)%
Average Assets (in billions of dollars)	$50	$50	$46	$43	$46	7%	(8)%	$50	$45	(10)%
Return on Average Assets	1.38%	1.26%	1.32%	1.22%	1.17%			1.27%	1.18%
Efficiency Ratio	59%	57%	57%	57%	57%			59%	57%

Net Credit Losses as a % of Average Loans	4.30%	4.18%	4.20%	4.44%	4.36%			4.43%	4.38%

Revenue by Business
Retail Banking	$853	$881	$857	$836	$923	10%	8%	$1,709	$1,759	3%
Citi-Branded Cards	383	364	355	315	367	17%	(4)%	756	682	(10)%
Total	$1,236	$1,245	$1,212	$1,151	$1,290	12%	4%	$2,465	$2,441	(1)%

Net Credit Losses by Business
Retail Banking	$137	$132	$138	$137	$151	10%	10%	$271	$288	6%
Citi-Branded Cards	123	122	110	116	126	9%	2%	267	242	(9)%
Total	$260	$254	$248	$253	$277	9%	7%	$538	$530	(1)%

Income from Continuing Operations by Business
Retail Banking	$96	$84	$85	$86	$87	1%	(9)%	$186	$173	(7)%
Citi-Branded Cards	77	76	69	44	49	11%	(36)%	133	93	(30)%
Total	$173	$160	$154	$130	$136	5%	(21)%	$319	$266	(17)%

FX Translation Impact:
Total Revenue - as Reported	$1,236	$1,245	$1,212	$1,151	$1,290	12%	4%	$2,465	$2,441	(1)%
Impact of FX Translation (1)	(37)	28	87	74	—			(160)	—
Total Revenues - Ex-FX (1)	$1,199	$1,273	$1,299	$1,225	$1,290	5%	8%	$2,305	$2,441	6%

Total Operating Expenses - as Reported	$725	$707	$688	$659	$735	12%	1%	$1,443	$1,394	(3)%
Impact of FX Translation (1)	(18)	13	41	35	—			(73)	—
Total Operating Expenses - Ex-FX (1)	$707	$720	$729	$694	$735	6%	4%	$1,370	$1,394	2%

Provisions for LLR & PBC - as Reported	$271	$304	$306	$288	$341	18%	26%	$586	$629	7%
Impact of FX Translation (1)	(8)	7	24	20	—			(39)	—
Provisions for LLR & PBC - Ex-FX (1)	$263	$311	$330	$308	$341	11%	30%	$547	$629	15%

Net Income - as Reported	$172	$158	$153	$129	$134	4%	(22)%	$317	$263	(17)%
Impact of FX Translation (1)	(9)	5	14	12	—			(37)	—
Net Income - Ex-FX (1)	$163	$163	$167	$141	$134	(5)%	(18)%	$280	$263	(6)%

(1)                   Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the second quarter of 2017 average exchange rates for all periods presented.
Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						2Q17 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2016	2016	2016	2017	2017	1Q17	2Q16

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,491	1,494	1,494	1,499	1,496	—	—
Accounts (in millions)	26.6	27.7	27.6	27.9	28.0	—	5%
Average Deposits	$25.9	$25.7	$25.2	$25.3	$27.8	10%	7%
Investment Sales	$6.1	$5.9	$5.9	$5.5	$5.7	4%	(7)%
Investment AUMs	$32.4	$31.0	$28.9	$32.5	$34.1	5%	5%
Average Loans	$19.2	$19.1	$18.5	$18.3	$20.2	10%	5%
EOP Loans:
Mortgages	$4.2	$4.1	$3.9	$4.4	$4.6	5%	10%
Commercial Banking	8.6	8.6	8.5	9.2	9.9	8%	15%
Personal and Other	6.3	6.0	5.6	6.1	6.5	7%	3%
Total EOP Loans	$19.1	$18.7	$18.0	$19.7	$21.0	7%	10%

Net Interest Revenue (in millions) (1)	$585	$612	$593	$582	$664	14%	14%
As a % of Average Loans (1)	12.25%	12.75%	12.75%	12.90%	13.18%
Net Credit Losses (in millions)	$137	$132	$138	$137	$151	10%	10%
As a % of Average Loans	2.87%	2.75%	2.97%	3.04%	3.00%
Loans 90+ Days Past Due (in millions)	$157	$160	$136	$141	$150	6%	(4)%
As a % of EOP Loans	0.82%	0.86%	0.76%	0.72%	0.71%
Loans 30-89 Days Past Due (in millions)	$197	$196	$185	$246	$216	(12)%	10%
As a % of EOP Loans	1.03%	1.05%	1.03%	1.25%	1.03%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.7	5.8	5.8	5.7	5.7	—	—
Purchase Sales (in billions)	$3.8	$3.8	$4.0	$3.6	$4.1	14%	8%
Average Loans (in billions) (2)	$5.1	$5.1	$5.0	$4.8	$5.3	10%	4%
EOP Loans (in billions) (2)	$5.0	$4.9	$4.8	$5.2	$5.5	6%	10%
Average Yield (3)	20.24%	20.32%	20.13%	19.81%	20.50%

Net Interest Revenue (in millions) (4)	$276	$265	$247	$218	$253	16%	(8)%
As a % of Average Loans (4)	21.77%	20.67%	19.65%	18.42%	19.15%
Net Credit Losses (in millions)	$123	$122	$110	$116	$126	9%	2%
As a % of Average Loans	9.70%	9.52%	8.75%	9.80%	9.54%
Net Credit Margin (in millions) (5)	$260	$242	$245	$199	$241	21%	(7)%
As a % of Average Loans (5)	20.50%	18.88%	19.49%	16.81%	18.24%
Loans 90+ Days Past Due (in millions)	$145	$131	$130	$137	$161	18%	11%
As a % of EOP Loans	2.90%	2.67%	2.71%	2.63%	2.93%
Loans 30-89 Days Past Due (in millions)	$137	$131	$125	$145	$151	4%	10%
As a % of EOP Loans	2.74%	2.67%	2.60%	2.79%	2.75%

(1)                   Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)                   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)                   Average yield is gross interest revenue earned divided by average loans.

(4)                   Net interest revenue includes certain fees that are recorded as interest revenue.

(5)                   Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q17 Increase/		Six	Six	YTD 2017 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2016	2017	2017	1Q17	2Q16	2016	2017	(Decrease)

Net Interest Revenue	$1,116	$1,136	$1,110	$1,105	$1,149	4%	3%	$2,217	$2,254	2%
Non-Interest Revenue	613	622	586	617	652	6%	6%	1,167	1,269	9%
Total Revenues, Net of Interest Expense	1,729	1,758	1,696	1,722	1,801	5%	4%	3,384	3,523	4%
Total Operating Expenses	1,146	1,127	1,131	1,180	1,185	—	3%	2,329	2,365	2%
Net Credit Losses	160	168	163	160	157	(2)%	(2)%	320	317	(1)%
Credit Reserve Build / (Release)	(24)	(4)	11	13	(26)	NM	(8)%	(35)	(13)	63%
Provision for Unfunded Lending Commitments	—	(3)	(1)	(1)	(2)	(100)%	NM	—	(3)	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	136	161	173	172	129	(25)%	(5)%	285	301	6%
Income from Continuing Operations before Taxes	447	470	392	370	487	32%	9%	770	857	11%
Income Taxes	150	160	131	124	164	32%	9%	258	288	12%
Income from Continuing Operations	297	310	261	246	323	31%	9%	512	569	11%
Noncontrolling Interests	1	1	1	—	2	NM	100%	2	2	—
Net Income	$296	$309	$260	$246	$321	30%	8%	$510	$567	11%
Average Assets (in billions)	$119	$121	$120	$123	$125	2%	5%	$118	$124	5%
Return on Average Assets	1.00%	1.02%	0.86%	0.81%	1.03%			0.87%	0.92%
Efficiency Ratio	66%	64%	67%	69%	66%			69%	67%

Net Credit Losses as a % of Average Loans	0.76%	0.78%	0.79%	0.78%	0.74%			0.76%	0.76%

Revenue by Business
Retail Banking	$1,076	$1,093	$1,037	$1,063	$1,085	2%	1%	$2,117	$2,148	1%
Citi-Branded Cards	653	665	659	659	716	9%	10%	1,267	1,375	9%
Total	$1,729	$1,758	$1,696	$1,722	$1,801	5%	4%	$3,384	$3,523	4%

Net Credit Losses by Business
Retail Banking	$61	$73	$65	$62	$54	(13)%	(11)%	$123	$116	(6)%
Citi-Branded Cards	99	95	98	98	103	5%	4%	197	201	2%
Total	$160	$168	$163	$160	$157	(2)%	(2)%	$320	$317	(1)%

Income from Continuing Operations by Business
Retail Banking	$204	$190	$165	$170	$193	14%	(5)%	$323	$363	12%
Citi-Branded Cards	93	120	96	76	130	71%	40%	189	206	9%
Total	$297	$310	$261	$246	$323	31%	9%	$512	$569	11%

FX Translation Impact:
Total Revenue - as Reported	$1,729	$1,758	$1,696	$1,722	$1,801	5%	4%	$3,384	$3,523	4%
Impact of FX Translation (2)	14	2	35	14	—			34	—
Total Revenues - Ex-FX (2)	$1,743	$1,760	$1,731	$1,736	$1,801	4%	3%	$3,418	$3,523	3%

Total Operating Expenses - as Reported	$1,146	$1,127	$1,131	$1,180	$1,185	—	3%	$2,329	$2,365	2%
Impact of FX Translation (2)	9	1	26	11	—			23	—
Total Operating Expenses - Ex-FX (2)	$1,155	$1,128	$1,157	$1,191	$1,185	(1)%	3%	$2,352	$2,365	1%

Provisions for LLR & PBC - as Reported	$136	$161	$173	$172	$129	(25)%	(5)%	$285	$301	6%
Impact of FX Translation (2)	1	—	5	1	—			2	—
Provisions for LLR & PBC - Ex-FX (2)	$137	$161	$178	$173	$129	(25)%	(6)%	$287	$301	5%

Net Income - as Reported	$296	$309	$260	$246	$321	30%	8%	$510	$567	11%
Impact of FX Translation (2)	3	1	3	1	—			7	—
Net Income - Ex-FX (2)	$299	$310	$263	$247	$321	30%	7%	$517	$567	10%

(1)      Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)      Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the second quarter of 2017 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						2Q17 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2016	2016	2016	2017	2017	1Q17	2Q16

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	430	427	401	397	379	(5)%	(12)%
Accounts (in millions)	17.0	16.8	16.5	16.4	16.3	(1)%	(4)%
Average Deposits	$89.4	$91.6	$89.9	$92.7	$94.3	2%	5%
Investment Sales	$7.5	$8.6	$7.3	$9.2	$9.6	4%	28%
Investment AUMs	$56.1	$56.8	$55.8	$59.1	$62.0	5%	11%
Average Loans	$67.5	$67.9	$64.6	$65.1	$66.5	2%	(1)%
EOP Loans:
Mortgages	$33.5	$33.3	$31.3	$32.5	$32.5	—	(3)%
Commercial Banking	15.2	15.8	14.5	15.5	15.7	1%	3%
Personal and Other	18.8	19.0	17.2	18.2	18.6	2%	(1)%
Total EOP Loans	$67.5	$68.1	$63.0	$66.2	$66.8	1%	(1)%

Net Interest Revenue (in millions) (2)	$664	$669	$644	$636	$662	4%	—
As a % of Average Loans (2)	3.96%	3.92%	3.97%	3.96%	3.99%
Net Credit Losses (in millions)	$61	$73	$65	$62	$54	(13)%	(11)%
As a % of Average Loans	0.36%	0.43%	0.40%	0.39%	0.33%
Loans 90+ Days Past Due (in millions)	$178	$163	$157	$165	$172	4%	(3)%
As a % of EOP Loans	0.26%	0.24%	0.25%	0.25%	0.26%
Loans 30-89 Days Past Due (in millions)	$346	$328	$327	$342	$340	(1)%	(2)%
As a % of EOP Loans	0.51%	0.48%	0.52%	0.52%	0.51%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	16.6	16.4	16.3	16.7	16.7	—	1%
Purchase Sales (in billions)	$18.7	$18.7	$19.4	$19.2	$20.1	5%	7%
Average Loans (in billions) (3)	$17.4	$17.6	$17.3	$18.1	$18.4	2%	6%
EOP Loans (in billions) (3)	$17.6	$17.7	$17.5	$18.3	$18.8	3%	7%
Average Yield (4)	12.70%	12.82%	12.92%	12.87%	12.84%

Net Interest Revenue (in millions) (5)	$453	$467	$466	$468	$487	4%	8%
As a % of Average Loans (6)	10.47%	10.56%	10.72%	10.49%	10.62%
Net Credit Losses (in millions)	$99	$95	$98	$98	$103	5%	4%
As a % of Average Loans	2.29%	2.15%	2.25%	2.20%	2.25%
Net Credit Margin (in millions) (6)	$554	$570	$561	$561	$613	9%	11%
As a % of Average Loans (6)	12.81%	12.88%	12.90%	12.57%	13.36%
Loans 90+ Days Past Due	$176	$185	$180	$183	$193	5%	10%
As a % of EOP Loans	1.00%	1.05%	1.03%	1.00%	1.03%
Loans 30-89 Days Past Due	$227	$240	$224	$232	$251	8%	11%
As a % of EOP Loans	1.29%	1.36%	1.28%	1.27%	1.34%

(1)                  Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)                  Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)                  Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)                  Average yield is gross interest revenue earned divided by average loans.

(5)                  Net interest revenue includes certain fees that are recorded as interest revenue.

(6)                  Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						2Q17 Increase/		Six	Six	YTD 2017 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2016	2017	2017	1Q17	2Q16	2016	2017	(Decrease)

Commissions and Fees	$956	$929	$969	$985	$1,020	4%	7%	1,960	2,005	2%
Administration and Other Fiduciary Fees	638	610	592	644	719	12%	13%	1,235	1,363	10%
Investment Banking	1,029	917	969	1,044	1,180	13%	15%	1,769	2,224	26%
Principal Transactions	1,912	2,064	1,783	2,668	2,079	(22)%	9%	3,488	4,747	36%
Other	46	(125)	(66)	(5)	240	NM	NM	39	235	NM
Total Non-Interest Revenue	4,581	4,395	4,247	5,336	5,238	(2)%	14%	8,491	10,574	25%
Net Interest Revenue (including Dividends)	4,108	4,064	3,937	3,790	3,975	5%	(3)%	8,093	7,765	(4)%
Total Revenues, Net of Interest Expense	8,689	8,459	8,184	9,126	9,213	1%	6%	16,584	18,339	11%
Total Operating Expenses	4,763	4,687	4,634	4,945	5,019	1%	5%	9,635	9,964	3%
Net Credit Losses	141	45	119	25	71	NM	(50)%	352	96	(73)%
Credit Reserve Build / (Release)	(26)	(93)	(53)	(176)	(15)	91%	42%	82	(191)	NM
Provision for Unfunded Lending Commitments	(33)	(42)	38	(54)	31	NM	NM	38	(23)	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	82	(90)	104	(205)	87	NM	6%	472	(118)	NM
Income from Continuing Operations before Taxes	3,844	3,862	3,446	4,386	4,107	(6)%	7%	6,477	8,493	31%
Income Taxes	1,229	1,202	1,065	1,375	1,327	(3)%	8%	1,993	2,702	36%
Income from Continuing Operations	2,615	2,660	2,381	3,011	2,780	(8)%	6%	4,484	5,791	29%
Noncontrolling Interests	17	19	12	15	18	20%	6%	27	33	22%
Net Income	$2,598	$2,641	$2,369	$2,996	$2,762	(8)%	6%	$4,457	$5,758	29%
EOP Assets (in billions)	$1,303	$1,303	$1,277	$1,314	$1,353	3%	4%
Average Assets (in billions)	$1,300	$1,310	$1,310	$1,318	$1,360	3%	5%	$1,286	$1,339	4%
Return on Average Assets (ROA)	0.80%	0.80%	0.72%	0.92%	0.81%			0.70%	0.87%
Efficiency Ratio	55%	55%	57%	54%	54%			58%	54%

Revenue by Region
North America	$3,393	$3,191	$2,949	$3,455	$3,568	3%	5%	$6,373	$7,023	10%
EMEA	2,577	2,506	2,605	2,807	2,837	1%	10%	4,744	5,644	19%
Latin America	1,022	999	994	1,127	1,042	(8)%	2%	1,984	2,169	9%
Asia	1,697	1,763	1,636	1,737	1,766	2%	4%	3,483	3,503	1%
Total Revenues, net of Interest Expense	$8,689	$8,459	$8,184	$9,126	$9,213	1%	6%	$16,584	$18,339	11%

Income from Continuing Operations by Region
North America	$1,005	$1,067	$877	$1,100	$1,112	1%	11%	$1,551	$2,212	43%
EMEA	695	649	647	855	779	(9)%	12%	1,069	1,634	53%
Latin America	392	389	343	475	333	(30)%	(15)%	722	808	12%
Asia	523	555	514	581	556	(4)%	6%	1,142	1,137	—
Income from Continuing Operations	$2,615	$2,660	$2,381	$3,011	$2,780	(8)%	6%	$4,484	$5,791	29%

Average Loans by Region (in billions)
North America	$138	$140	144	$140	$146	4%	6%	$135	$143	6%
EMEA	67	68	66	65	67	3%	—	65	66	2%
Latin America	38	38	37	37	37	—	(3)%	39	37	(5)%
Asia	61	60	57	60	62	3%	2%	61	61	—
Total	$304	$306	$304	$302	$312	3%	3%	$300	$307	2%

EOP Deposits by Region (in billions)
North America	$275	$276	$282	$287	$280	(2)%	2%
EMEA	162	170	164	161	170	6%	5%
Latin America	25	26	26	28	27	(2)%	7%
Asia	147	147	140	144	147	2%	—
Total	$609	$619	$612	$620	$624	1%	2%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$407	$417	$412	$417	$421	1%	3%
All Other ICG Businesses	202	202	200	203	203	—	—
Total	$609	$619	$612	$620	$624	1%	2%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						2Q17 Increase/		Six	Six	YTD 2017 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2016	2017	2017	1Q17	2Q16	2016	2017	(Decrease)

Revenue Details:
Investment Banking:
Advisory	$238	$239	$296	$246	$314	28%	32%	$465	$560	20%
Equity Underwriting	174	146	190	235	295	26%	70%	292	530	82%
Debt Underwriting	803	698	645	733	877	20%	9%	1,331	1,610	21%

Total Investment Banking	1,215	1,083	1,131	1,214	1,486	22%	22%	2,088	2,700	29%
Treasury and Trade Solutions	1,999	1,986	2,009	2,075	2,065	—	3%	3,902	4,140	6%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	383	439	448	434	477	10%	25%	831	911	10%
Private Bank	674	680	671	744	788	6%	17%	1,358	1,532	13%
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges) (1)	$4,271	$4,188	$4,259	$4,467	$4,816	8%	13%	$8,179	$9,283	13%

Corporate Lending — Gain/(Loss) on Loan Hedges (1)	(203)	(218)	(107)	(115)	9	NM	NM	(269)	(106)	61%
Total Banking Revenues including G(L) on Loan Hedges (1)	$4,068	$3,970	$4,152	$4,352	$4,825	11%	19%	$7,910	$9,177	16%

Fixed Income Markets	$3,432	$3,413	$2,957	$3,622	$3,215	(11)%	(6)%	$6,483	$6,837	5%
Equity Markets	776	654	685	769	691	(10)%	(11)%	1,473	1,460	(1)%
Securities Services	529	533	529	543	584	8%	10%	1,090	1,127	3%
Other	(116)	(111)	(139)	(160)	(102)	36%	12%	(372)	(262)	30%
Total Markets and Securities Services	$4,621	$4,489	$4,032	$4,774	$4,388	(8)%	(5)%	$8,674	$9,162	6%
Total Revenues, net of Interest Expense	$8,689	$8,459	$8,184	$9,126	$9,213	1%	6%	$16,584	$18,339	11%

Taxable-equivalent adjustments (2)	$144	$162	$169	$189	$153	(19)%	6%	$310	$342	10%

Total ICG Revenues including taxable-equivalent adjustments (2)	$8,833	$8,621	$8,353	$9,315	$9,366	1%	6%	$16,894	$18,681	11%

Commissions and Fees	$113	$115	$122	$140	$154	10%	36%	237	294	24%
Principal Transactions (3)	1,765	1,825	1,604	2,318	1,890	(18)%	7%	3,109	4,208	35%
Other	213	171	(9)	149	181	21%	(15)%	429	330	(23)%
Total Non-Interest Revenue	$2,091	$2,111	$1,717	$2,607	$2,225	(15)%	6%	$3,775	$4,832	28%
Net Interest Revenue	1,341	1,302	1,240	1,015	990	(2)%	(26)%	2,708	2,005	(26)%
Total Fixed Income Markets	$3,432	$3,413	$2,957	$3,622	$3,215	(11)%	(6)%	$6,483	$6,837	5%

Rates and Currencies	$2,461	$2,362	$2,230	$2,503	$2,227	(11)%	(10)%	$4,697	$4,730	1%
Spread Products / Other Fixed Income	971	1,051	727	1,119	988	(12)%	2%	1,786	2,107	18%
Total Fixed Income Markets	$3,432	$3,413	$2,957	$3,622	$3,215	(11)%	(6)%	$6,483	$6,837	5%

Commissions and Fees	$319	$302	$322	$316	$313	(1)%	(2)%	676	629	(7)%
Principal Transactions (3)	(48)	45	86	166	(25)	NM	48%	3	141	NM
Other	127	4	6	8	(7)	NM	NM	129	1	(99)%
Total Non-Interest Revenue	$398	$351	$414	$490	$281	(43)%	(29)%	$808	$771	(5)%
Net Interest Revenue	378	303	271	279	410	47%	8%	665	689	4%
Total Equity Markets	$776	$654	$685	$769	$691	(10)%	(11)%	$1,473	$1,460	(1)%

(1)                   Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio.

The fixed premium costs of these hedges are netted against the core lending revenues.  Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)                   Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

(3)                   Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						2Q17 Increase/		Six	Six
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months
	2016	2016	2016	2017	2017	1Q17	2Q16	2016	2017

Net Interest Revenue	$820	$706	$569	$545	$491	(10)%	(40)%	$1,710	$1,036
Non-interest revenue	365	431	292	632	162	(74)%	(56)%	1,421	794
Total Revenues, Net of Interest Expense	1,185	1,137	861	1,177	653	(45)%	(45)%	3,131	1,830
Total Operating Expenses	1,309	1,288	1,130	1,117	990	(11)%	(24)%	2,559	2,107
Net Credit Losses	101	131	61	81	24	(70)%	(76)%	243	105
Credit Reserve Build / (Release)	(223)	(122)	(80)	(35)	(154)	NM	31%	(254)	(189)
Provision for Benefits and Claims	29	9	—	1	—	(100)%	(100)%	89	1
Provision for Unfunded Lending Commitments	(5)	—	(2)	5	(2)	NM	60%	(6)	3
Total provisions for credit losses and for benefits and claims (2)	(98)	18	(21)	52	(132)	NM	(35)%	72	(80)
Income from Continuing Operations before Taxes	(26)	(169)	(248)	8	(205)	NM	NM	500	(197)
Income Taxes (Benefits)	(173)	(146)	(233)	(96)	(179)	(86)%	(3)%	(92)	(275)
Income (Loss) from Continuing Operations	147	(23)	(15)	104	(26)	NM	NM	592	78
Income (Loss) from Discontinued Operations, net of taxes	(23)	(30)	(3)	(18)	21	NM	NM	(25)	3
Noncontrolling Interests	8	(5)	2	(6)	10	NM	25%	1	4
Net Income (Loss)	$116	$(48)	$(20)	$92	$(15)	NM	NM	$566	$77
EOP Assets (in billions of dollars)	$117	$104	$103	$95	$92	(3)%	(21)%
Average Assets (in billions of dollars)	$120	$111	$100	$102	$95	(7)%	(21)%	$125	$99
Return on Average Assets	0.39%	(0.17)%	(0.08)%	0.37%	(0.06)%			0.91%	0.16%
Efficiency Ratio	110%	113%	131%	95%	152%			82%	115%

Corporate/Other Consumer Key Indicators:

Consumer - International (2)

Branches (actual)	223	224	61	50	49	(2)%	(78)%
Average Loans (in billions)	$6.1	$5.4	$2.4	$2.1	$1.9	(10)%	(69)%	6.4	2.0
EOP Loans (in billions)	$5.5	$5.5	$2.4	$2.1	$1.8	(14)%	(67)%
Net Interest Revenue	$259	$246	$94	$76	$80	5%	(69)%
As a % of Average Loans	17.08%	18.12%	15.58%	14.68%	16.89%
Net Credit Losses	$77	$82	$32	$26	$24	(8)%	(69)%	155	50
As a % of Average Loans	5.08%	6.04%	5.30%	5.02%	5.07%			2.42%	2.50%
Loans 90+ Days Past Due	$170	$164	$94	$77	$63	(18)%	(63)%
As a % of EOP Loans	3.09%	2.98%	3.92%	3.67%	3.50%
Loans 30-89 Days Past Due	$138	$135	$49	$60	$44	(27)%	(68)%
As a % of EOP Loans	2.51%	2.45%	2.04%	2.86%	2.44%

Consumer - North America

Branches (actual)	261	259	251	27	—	(100)%	(100)%
Average Loans (in billions of dollars)	$37.2	$35.4	$32.0	$29.6	$25.9	(13)%	(30)%	38.3	27.8
EOP Loans (in billions of dollars)	$35.7	$33.4	$30.8	$27.2	$24.9	(8)%	(30)%
Net Interest Revenue	$296	$231	$198	$204	$110	(46)%	(63)%
As a % of Average Loans	3.20%	2.60%	2.46%	2.80%	1.70%
Net Credit Losses	$24	$52	$28	$43	$(6)	NM	NM	89	37
As a % of Average Loans	0.26%	0.58%	0.35%	0.59%	(0.09)%			0.23%	0.13%
Loans 90+ Days Past Due (3)	$708	$693	$740	$607	$538	(11)%	(24)%
As a % of EOP Loans	2.09%	2.17%	2.52%	2.35%	2.28%
Loans 30-89 Days Past Due (3)	$720	$714	$686	$555	$510	(8)%	(29)%
As a % of EOP Loans	2.12%	2.24%	2.33%	2.15%	2.16%

(1)                   Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, certain North America and International consumer loan portfolios, Discontinued operations and other legacy assets.

(2)                   As a result of Citigroup’s entry into agreements in October 2016 to sell its Brazil and Argentina consumer banking businesses, these businesses were classified as HFS at the end of the fourth quarter 2016.  As a result of HFS accounting treatment, approximately $35 million, $44 million and $34 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2016, first quarter of 2017 and second quarter of 2017, respectively. Additionally, the HFS treatment resulted in the reclassification of loans of these businesses to Other assets, where applicable.

(3)                   See footnote 2 on page 18.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER CONSUMER KEY INDICATORS - Continued (In millions of dollars, except as otherwise noted)

						2Q17 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2016	2016	2016	2017	2017	1Q17	2Q16

North America Mortgages

Residential First	$16.5	$15.5	$13.9	$12.3	$11.4	(7)%	(31)%
Home Equity	18.0	16.7	15.6	14.7	12.9	(12)%	(28)%
Average Loans (in billions of dollars)	$34.5	$32.2	$29.5	$27.0	$24.3	(10)%	(30)%

Residential First	$15.8	$14.8	$13.4	$12.3	$11.0	(11)%	(30)%
Home Equity	17.3	16.1	15.0	13.4	12.4	(7)%	(28)%
EOP Loans (in billions of dollars)	$33.1	$30.9	$28.4	$25.7	$23.4	(9)%	(29)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$28.5	$18.6	$18.0	$15.9	$14.9	(6)%	(48)%
Net Servicing & Gain/(Loss) on Sale (1)	$19.4	$17.0	$17.9	$(265.4)	$29.5	NM	52%
Net Interest Revenue	$178	$150	$114	$103	$60	(42)	(66)
As a % of Avg. Loans	2.08%	1.85%	1.54%	1.55%	0.99%

Residential First	$(12)	$7	$(23)	$7	$(26)	NM	NM
Home Equity	13	23	25	10	14	40%	8%
Net Credit Losses (NCLs)	$1	$30	$2	$17	$(12)	NM	NM
As a % of Avg. Loans	0.01%	0.37%	0.03%	0.26%	(0.20)%

Residential First	$267	$245	$290	$212	$175	(17)%	(34)%
Home Equity	414	418	420	385	356	(8)%	(14)%
Loans 90+ Days Past Due (2) (3)	$681	$663	$710	$597	$531	(11)%	(22)%
As a % of EOP Loans	2.18%	2.26%	2.63%	2.46%	2.45%

Residential First	$433	$426	$395	$314	$290	(8)%	(33)%
Home Equity	241	244	234	214	197	(8)%	(18)%
Loans 30-89 Days Past Due (2) (3)	$674	$670	$629	$528	$487	(8)%	(28)%
As a % of EOP Loans	2.15%	2.28%	2.33%	2.17%	2.24%

(1)                   The first quarter of 2017 includes the loss related to Citi’s announced exit of it’s U.S. mortgage servicing operations.

(2)                   The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $1.2 billion and ($1.8 billion), $1.0 billion and ($1.5 billion), $0.9 billion and (1.4 billion), $0.8 billion and ($1.4 billion), and $0.7 billion and ($1.3 billion), as of June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.2 billion and ($1.8 billion), $0.1 billion and ($1.5 billion), $0.2 billion and ($1.4 billion), and $0.1 billion and (1.4 billion), and $0.2 billion and ($1.3 billion), as of June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017, respectively.

(3)                   The June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $9 million, $9 million, $7 million, $7 million and $6 million, respectively, of loans that are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Second	First	Second	Second	First	Second	Second		First		Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2016	2017	2017	2016	2017	2017	2016		2017		2017
Assets:
Deposits with Banks	$135,245	$154,765	$166,023	$237	$295	$375	0.70%		0.77%		0.91%
Fed Funds Sold and Resale Agreements (6)	232,529	247,035	249,263	664	661	828	1.15%		1.09%		1.33%
Trading Account Assets (7)	201,258	195,851	203,661	1,573	1,307	1,523	3.14%		2.71%		3.00%
Investments	351,524	347,355	349,245	1,998	2,019	2,113	2.29%		2.36%		2.43%
Total Loans (net of Unearned Income) (8)	620,648	623,338	634,328	9,765	9,970	10,224	6.33%		6.49%		6.46%
Other Interest-Earning Assets	54,058	56,733	60,107	236	294	260	1.76%		2.10%		1.74%
Total Average Interest-Earning Assets	$1,595,262	$1,625,077	$1,662,627	$14,473	$14,546	$15,323	3.65%		3.63%		3.70%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$721,895	$731,037	$751,565	$1,039	$1,110	$1,274	0.58%		0.62%		0.68%
Deposit Insurance and FDIC Assessment	—	—	—	267	305	329
Total Deposits	721,895	731,037	751,565	1,306	1,415	1,603	0.73%		0.78%		0.86%
Fed Funds Purchased and Repurchase Agreements (6)	161,202	148,886	160,977	527	493	676	1.31%		1.34%		1.68%
Trading Account Liabilities (7)	73,380	91,882	91,018	96	147	146	0.53%		0.65%		0.64%
Short-Term Borrowings	65,078	95,613	91,556	109	199	202	0.67%		0.84%		0.88%
Long-Term Debt (9)	182,220	183,969	192,144	1,082	1,312	1,409	2.39%		2.89%		2.94%
Total Average Interest-Bearing Liabilities	$1,203,775	$1,251,387	$1,287,260	$3,120	$3,566	$4,036	1.04%		1.16%		1.26%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,203,775	$1,251,387	$1,287,260	$2,853	$3,261	$3,707	0.95%		1.06%		1.16%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,353	$10,980	$11,287	2.86%		2.74%		2.72%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,620	$11,285	$11,616	2.93%		2.82%		2.80%

2Q17 Increase (Decrease) From							(14	)bps	(2	)bps

2Q17 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(13	)bps	(2	)bps

(1)                   Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $117 million for the second quarter of 2016, $123 million for the first quarter of 2017 and $122 million for the second quarter of 2017.

(2)                   Citigroup average balances and interest rates include both domestic and international operations.

(3)                   Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)                   Average rate % is calculated as annualized interest over average volumes.

(5)                   Preliminary.

(6)                   Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)                   Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)                   Nonperforming loans are included in the average loan balances.

(9)                   Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

						2Q17 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2016	2016	2016	2017	2017	1Q17	2Q16

Global Consumer Banking
North America	$183.3	$185.6	$185.0	$188.4	$185.2	(2)%	1%
Latin America	26.4	25.8	24.9	27.6	28.7	4%	9%
Asia (1)	90.5	93.6	89.9	95.4	95.4	—	5%
Total	$300.2	$305.0	$299.8	$311.4	$309.3	(1)%	3%

ICG
North America	$274.5	$276.1	$282.6	$287.0	$280.0	(2)%	2%
EMEA	162.4	170.0	163.5	160.6	169.8	6%	5%
Latin America	25.2	26.1	25.7	27.5	26.9	(2)%	7%
Asia	146.5	146.6	140.0	144.4	146.9	2%	—
Total	$608.6	$618.8	$611.8	$619.5	$623.6	1%	2%

Corporate/Other	$29.1	$16.5	$17.8	$19.1	$25.8	35%	(11)%

Total Deposits - EOP	$937.9	$940.3	$929.4	$950.0	$958.7	1%	2%

Total Deposits - Average	$935.6	$944.2	$935.1	$940.9	$960.0	2%	3%

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$937.9	$940.3	$929.4	$950.0	$958.7	1%	2%
Impact of FX Translation (2)	0.7	0.7	17.6	6.7	—
Total EOP Deposits - Ex-FX (2)	$938.6	$941.0	$947.0	$956.7	$958.7	—	2%

(1)                   Asia GCB includes deposits of certain EMEA countries for all periods presented.

(2)                   Reflects the impact of FX translation into U.S. Dollars at the second quarter of 2017 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS (In billions of dollars)

						2Q17 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2016	2016	2016	2017	2017	1Q17	2Q16

Global Consumer Banking

North America
Credit Cards	$120.8	$125.2	$133.3	$126.4	$130.8	3%	8%
Retail Banking	54.8	54.8	55.3	55.5	55.6	—	1%
Total	$175.6	$180.0	$188.6	$181.9	$186.4	2%	6%

Latin America
Credit Cards	$5.0	$4.9	$4.8	$5.2	$5.5	6%	10%
Retail Banking	19.1	18.7	18.0	19.7	21.0	7%	10%
Total	$24.1	$23.6	$22.8	$24.9	$26.5	6%	10%

Asia (1)
Credit Cards	$17.6	$17.7	$17.5	$18.3	$18.8	3%	7%
Retail Banking	67.5	68.1	63.0	66.2	66.8	1%	(1)%
Total	$85.1	$85.8	$80.5	$84.5	$85.6	1%	1%

Total GCB Consumer Loans
Credit Cards	$143.4	$147.8	$155.6	$149.9	$155.1	3%	8%
Retail Banking	141.4	141.6	136.3	141.4	143.4	1%	1%
Total GCB	$284.8	$289.4	$291.9	$291.3	$298.5	2%	5%

Corporate/Other - Consumer:

North America
Mortgages	33.1	30.9	28.4	25.7	23.4	(9)%	(29)%
Other	2.6	2.5	2.4	1.5	1.5	—	(42)%
Total	$35.7	$33.4	$30.8	$27.2	$24.9	(8)%	(30)%

International	$5.5	$5.5	$2.4	$2.1	$1.8	(14)%	(67)%

Corporate/Other - Other Consumer	0.1	0.1	—	—	0.1	—	—

Total Corporate/Other - Consumer	$41.3	$39.0	$33.2	$29.3	$26.8	(9)%	(35)%

Total Consumer Loans	$326.1	$328.4	$325.1	$320.6	$325.3	1%	—

Total Corporate Loans
North America	$139.3	$144.3	$142.3	$142.2	$146.0	3%	5%
EMEA	69.0	67.9	62.5	66.2	71.3	8%	3%
Latin America	38.0	37.7	36.9	38.1	37.2	(2)%	(2)%
Asia	61.1	60.2	57.6	61.5	64.9	6%	6%
Total Corporate Loans	$307.4	$310.1	$299.3	$308.0	$319.4	4%	4%

Total Loans	$633.5	$638.4	$624.4	$628.6	$644.7	3%	2%

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$633.5	$638.4	$624.4	$628.6	$644.7	3%	2%
Impact of FX Translation (2)	1.4	1.3	10.3	3.0	—
Total EOP Loans - Ex-FX (2)	$634.9	$639.7	$634.7	$631.6	$644.7	2%	2%

(1)                   Asia GCB includes loans of certain EMEA countries for all periods presented.

(2)                   Reflects the impact of FX translation into U.S. Dollars at the second quarter of 2017 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2016	2016	2016	2017	2017	2017

GCB (2)
Total	$1,965	$2,166	$2,293	$2,241	$2,183	$298.5
Ratio	0.69%	0.75%	0.79%	0.77%	0.73%

Retail Bank (2)
Total	$515	$579	$474	$488	$477	$143.4
Ratio	0.37%	0.41%	0.35%	0.35%	0.33%
North America (2)	$180	$256	$181	$182	$155	$55.6
Ratio	0.33%	0.47%	0.33%	0.33%	0.28%
Latin America	$157	$160	$136	$141	$150	$21.0
Ratio	0.82%	0.86%	0.76%	0.72%	0.71%
Asia (3)	$178	$163	$157	$165	$172	$66.8
Ratio	0.26%	0.24%	0.25%	0.25%	0.26%

Cards
Total	$1,450	$1,587	$1,819	$1,753	$1,706	$155.1
Ratio	1.01%	1.07%	1.17%	1.17%	1.10%
North America - Citi-Branded	$510	$607	$748	$698	$659	$85.6
Ratio	0.66%	0.75%	0.87%	0.85%	0.77%
North America - Retail Services	$619	$664	$761	$735	$693	$45.2
Ratio	1.43%	1.51%	1.61%	1.66%	1.53%
Latin America	$145	$131	$130	$137	$161	$5.5
Ratio	2.90%	2.67%	2.71%	2.63%	2.93%
Asia (3)	$176	$185	$180	$183	$193	$18.8
Ratio	1.00%	1.05%	1.03%	1.00%	1.03%

Corporate/Other - Consumer (2) (4)	$878	$857	$834	$684	$601	$26.8
Ratio	2.23%	2.29%	2.62%	2.45%	2.37%
International	$170	$164	$94	$77	$63	$1.8
Ratio	3.09%	2.98%	3.92%	3.67%	3.50%
North America (2) (4) (5)	$708	$693	$740	$607	$538	$25.0
Ratio	2.09%	2.17%	2.52%	2.35%	2.28%

Total Citigroup (2) (4)	$2,843	$3,023	$3,127	$2,925	$2,784	$325.3
Ratio	0.88%	0.93%	0.97%	0.92%	0.86%

(1)                   The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                   The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 2 on page 18.

(3)                   Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

(4)                   See footnote 3 on page 18.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2016	2016	2016	2017	2017	2017

GCB (2)
Total	$2,318	$2,553	$2,540	$2,516	$2,498	$298.5
Ratio	0.82%	0.88%	0.87%	0.87%	0.84%

Retail Bank (2)
Total	$735	$722	$726	$777	$747	$143.4
Ratio	0.52%	0.51%	0.54%	0.55%	0.52%
North America (2)	$192	$198	$214	$189	$191	$55.6
Ratio	0.36%	0.37%	0.39%	0.35%	0.35%
Latin America	$197	$196	$185	$246	$216	$21.0
Ratio	1.03%	1.05%	1.03%	1.25%	1.03%
Asia (3)	$346	$328	$327	$342	$340	$66.8
Ratio	0.51%	0.48%	0.52%	0.52%	0.51%

Cards
Total	$1,583	$1,831	$1,814	$1,739	$1,751	$155.1
Ratio	1.10%	1.24%	1.17%	1.16%	1.13%
North America - Citi-Branded	$550	$710	$688	$632	$619	$85.6
Ratio	0.71%	0.87%	0.80%	0.77%	0.72%
North America - Retail Services	$669	$750	$777	$730	$730	$45.2
Ratio	1.55%	1.71%	1.64%	1.65%	1.62%
Latin America	$137	$131	$125	$145	$151	$5.5
Ratio	2.74%	2.67%	2.60%	2.79%	2.75%
Asia (3)	$227	$240	$224	$232	$251	$18.8
Ratio	1.29%	1.36%	1.28%	1.27%	1.34%

Corporate/Other - Consumer (2) (4)	$858	$849	$735	$615	$554	$26.8
Ratio	2.18%	2.27%	2.31%	2.20%	2.18%
International	$138	$135	$49	$60	$44	$1.8
Ratio	2.51%	2.45%	2.04%	2.86%	2.44%
North America (2) (4)	$720	$714	$686	$555	$510	$25.0
Ratio	2.12%	2.24%	2.33%	2.15%	2.16%

Total Citigroup (2) (4)	$3,176	$3,402	$3,275	$3,131	$3,052	$325.3
Ratio	0.98%	1.04%	1.01%	0.98%	0.94%

(1)                   The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                   The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 2 on page 18.

(3)                   Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

(4)                   See footnote 3 on page 18.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 (In millions of dollars)

						2Q17 Increase/		Six	Six	YTD 2017 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2016	2017	2017	1Q17	2Q16	2016	2017	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$12,712	$12,304	$12,439	$12,060	$12,030			$12,626	$12,060

Gross Credit (Losses)	(2,048)	(1,948)	(2,083)	(2,144)	(2,130)	1%	(4)%	(4,191)	(4,274)	(2)%
Gross Recoveries	432	423	387	435	420	(3)%	(3)%	851	855	—
Net Credit (Losses) / Recoveries (NCLs)	(1,616)	(1,525)	(1,696)	(1,709)	(1,710)	—	(6)%	(3,340)	(3,419)	(2)%
NCLs	1,616	1,525	1,696	1,709	1,710	—	6%	3,340	3,419	2%
Net Reserve Builds / (Releases)	(90)	258	130	(20)	67	NM	NM	(48)	47	NM
Net Specific Reserve Builds / (Releases)	(136)	(37)	(99)	(14)	(111)	NM	18%	(16)	(125)	NM
Provision for Loan Losses	1,390	1,746	1,727	1,675	1,666	(1)%	20%	3,276	3,341	2%
Other (2) (3) (4) (5) (6) (7)	(182)	(86)	(410)	4	39	NM	NM	(258)	43
Allowance for Loan Losses at End of Period (1) (a)	$12,304	$12,439	$12,060	$12,030	$12,025			$12,304	$12,025

Allowance for Unfunded Lending Commitments (8) (a)	$1,432	$1,388	$1,418	$1,377	$1,406			$1,432	$1,406

Provision for Unfunded Lending Commitments	$(30)	$(45)	$33	$(43)	$28			$41	$(15)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,736	$13,827	$13,478	$13,407	$13,431			$13,736	$13,431

Total Allowance for Loan Losses as a Percentage of Total Loans (9) (10)	1.96%	1.97%	1.94%	1.93%	1.88%

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$9,807	$9,432	$9,673	$9,358	$9,495			$9,835	$9,358

Net Credit Losses (NCLs)	(1,475)	(1,483)	(1,576)	(1,672)	(1,633)	2%	(11)%	(2,989)	(3,305)	(11)%
NCLs	1,475	1,483	1,576	1,672	1,633	(2)%	11%	2,989	3,305	11%
Net Reserve Builds / (Releases)	(74)	368	93	146	71	(51)%	NM	(36)	217	NM
Net Specific Reserve Builds / (Releases)	(125)	(36)	(10)	(2)	(84)	NM	33%	(106)	(86)	19%
Provision for Loan Losses	1,276	1,815	1,659	1,816	1,620	(11)%	27%	2,847	3,436	21%
Other (2) (3) (4) (5) (6) (7)	(176)	(91)	(398)	(7)	33	NM	NM	(261)	26	NM
Allowance for Loan Losses at End of Period (1) (a)	$9,432	$9,673	$9,358	$9,495	$9,515			$9,432	$9,515

Consumer Allowance for Unfunded Lending Commitments (8) (a)	$42	$39	$35	$41	$40			$42	$40

Provision for Unfunded Lending Commitments	$4	$(4)	$(3)	$6	$(1)			$5	$5

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$9,474	$9,712	$9,393	$9,536	$9,555			$9,474	$9,555

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	2.89%	2.95%	2.88%	2.96%	2.93%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,905	$2,872	$2,766	$2,702	$2,535			$2,791	$2,702

Net Credit (Losses) / Recoveries (NCL’s)	(141)	(42)	(120)	(37)	(77)	NM	45%	(351)	(114)	68%
NCLs	141	42	120	37	77	NM	(45)%	351	114	(68)%
Net Reserve Builds / (Releases)	(16)	(110)	37	(166)	(4)	98%	75%	(12)	(170)	NM
Net Specific Reserve Builds / (Releases)	(11)	(1)	(89)	(12)	(27)	NM	NM	90	(39)	NM
Provision for Loan Losses	114	(69)	68	(141)	46	NM	(60)%	429	(95)	NM
Other (2)	(6)	5	(12)	11	6			3	17
Allowance for Loan Losses at End of Period (1) (b)	$2,872	$2,766	$2,702	$2,535	$2,510			$2,872	$2,510

Corporate Allowance for Unfunded Lending Commitments (8) (b)	$1,390	$1,349	$1,383	$1,336	$1,366			$1,390	$1,366

Provision for Unfunded Lending Commitments	$(34)	$(41)	$36	$(49)	$29			$36	$(20)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$4,262	$4,115	$4,085	$3,871	$3,876			$4,262	$3,876

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	0.95%	0.90%	0.91%	0.83%	0.80%

Footnotes to these tables are on the following page (page 25).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

The following footnotes relate to the tables on the prior page (page 24).

(1)                   Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                   Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)                   The second quarter of 2016 includes a reduction of approximately $101 million related to the sale or transfers to held-for-sale (HFS) of various loan portfolios, including a reduction of $24 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the second quarter includes a reduction of approximately $75 million related to FX translation.

(4)                   The third quarter of 2016 includes a reduction of approximately $58 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $50 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the third quarter includes a reduction of approximately $46 million related to FX translation.

(5)                   The fourth quarter of 2016 includes a reduction of approximately $267 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $3 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $141 million related to FX translation.

(6)                   The first quarter of 2017 includes a reduction of approximately $161 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $37 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the first quarter includes an increase of approximately $164 million related to FX translation.

(7)                   The second quarter of 2017 includes a reduction of approximately $19 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $19 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the second quarter includes an increase of approximately $50 million related to FX translation.

(8)                   Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)                   June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017 exclude $32 million, $31 million, $29 million, $28 million and $27 million, respectively, of consumer loans which are carried at fair value.

(10)            June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017 exclude $4.1 billion, $3.9 billion, $3.5 billion, $4.0 billion and $4.2 billion, respectively, of corporate loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

						2Q17 Increase/		Six	Six	YTD 2017 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2016 Increase/
	2016	2016	2016	2017	2017	1Q17	2Q16	2016	2017	(Decrease)

Global Consumer Banking
Net Credit Losses	1,374	1,349	1,516	1,603	1,615	1%	18%	2,745	3,218	17%
Credit Reserve Build / (Release)	23	436	164	177	125	(29)%	NM	108	302	NM
North America
Net Credit Losses	954	927	1,105	1,190	1,181	(1)%	24%	1,887	2,371	26%
Credit Reserve Build / (Release)	49	408	117	152	101	(34)%	NM	128	253	98%
Retail Banking
Net Credit Losses	45	52	83	37	39	5%	(13)%	70	76	9%
Credit Reserve Build / (Release)	(12)	(40)	(22)	7	(7)	NM	42%	51	—	(100)%
Citi-Branded Cards
Net Credit Losses	467	448	539	633	611	(3)%	31%	922	1,244	35%
Credit Reserve Build / (Release)	58	263	78	92	26	(72)%	(55)%	43	118	NM
Citi Retail Services
Net Credit Losses	442	427	483	520	531	2%	20%	895	1,051	17%
Credit Reserve Build / (Release)	3	185	61	53	82	55%	NM	34	135	NM
Latin America
Net Credit Losses	260	254	248	253	277	9%	7%	538	530	(1)%
Credit Reserve Build / (Release)	(2)	32	36	12	50	NM	NM	15	62	NM
Retail Banking
Net Credit Losses	137	132	138	137	151	10%	10%	271	288	6%
Credit Reserve Build / (Release)	(3)	47	31	14	27	93%	NM	13	41	NM
Citi-Branded Cards
Net Credit Losses	123	122	110	116	126	9%	2%	267	242	(9)%
Credit Reserve Build / (Release)	1	(15)	5	(2)	23	NM	NM	2	21	NM
Asia (1)
Net Credit Losses	160	168	163	160	157	(2)%	(2)%	320	317	(1)%
Credit Reserve Build / (Release)	(24)	(4)	11	13	(26)	NM	(8)%	(35)	(13)	63%
Retail Banking
Net Credit Losses	61	73	65	62	54	(13)%	(11)%	123	116	(6)%
Credit Reserve Build / (Release)	(21)	—	12	(6)	(9)	(50)%	57%	(18)	(15)	17%
Citi-Branded Cards
Net Credit Losses	99	95	98	98	103	5%	4%	197	201	2%
Credit Reserve Build / (Release)	(3)	(4)	(1)	19	(17)	NM	NM	(17)	2	NM

Institutional Clients Group (ICG)
Net Credit Losses	141	45	119	25	71	NM	(50)%	352	96	(73)%
Credit Reserve Build / (Release)	(26)	(93)	(53)	(176)	(15)	91%	42%	82	(191)	NM

Corporate / Other
Net Credit Losses	101	131	61	81	24	(70)%	(76)%	243	105	(57)%
Credit Reserve Build / (Release)	(223)	(122)	(80)	(35)	(154)	NM	31%	(254)	(189)	26%

Total Provision for Loan Losses	$1,390	$1,746	$1,727	$1,675	$1,666	(1)%	20%	$3,276	$3,341	2%

(1)                   Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS (In millions of dollars)

						2Q17 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2016	2016	2016	2017	2017	1Q17	2Q16
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$1,280	$1,057	$984	$993	$944	(5)%	(26)%
EMEA	762	857	904	828	727	(12)%	(5)%
Latin America	267	380	379	342	281	(18)%	5%
Asia	151	121	154	176	146	(17)%	(3)%
Total	$2,460	$2,415	$2,421	$2,339	$2,098	(10)%	(15)%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$2,520	$2,429	$2,160	$1,926	$1,754	(9)%	(30)%
Latin America	884	841	711	737	793	8%	(10)%
Asia (4)	301	282	287	292	301	3%	—
Total	$3,705	$3,552	$3,158	$2,955	$2,848	(4)%	(23)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group	$13	$12	$14	$13	$26	100%	100%
Global Consumer Banking	38	41	34	33	33	—	(13)%
Corporate/Other	124	108	138	127	109	(14)%	(12)%
TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$175	$161	$186	$173	$168	(3)%	(4)%

OREO By Region:
North America	$151	$132	$161	$136	$128	(6)%	(15)%
EMEA	—	1	—	1	1	—	100%
Latin America	19	18	18	31	31	—	63%
Asia	5	10	7	5	8	60%	60%
Total	$175	$161	$186	$173	$168	(3)%	(4)%

Other Repossessed Assets	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$2,460	$2,415	$2,421	$2,339	$2,098	(10)%	(15)%
Consumer Non-Accrual Loans	3,705	3,552	3,158	2,955	2,848	(4)%	(23)%
Non-Accrual Loans (NAL)	6,165	5,967	5,579	5,294	4,946	(7)%	(20)%
OREO	175	161	186	173	168	(3)%	(4)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$6,340	$6,128	$5,765	$5,467	$5,114	(6)%	(19)%

NAL as a % of Total Loans	0.97%	0.93%	0.89%	0.84%	0.77%
NAA as a % of Total Assets	0.35%	0.34%	0.32%	0.30%	0.27%

Allowance for Loan Losses as a % of NAL	200%	208%	216%	227%	243%

(1)                  Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)                  The fourth quarter of 2016 reflects the transfers of non accrual loans to HFS resulting from the agreements to sell the Brazil and Argentina consumer banking businesses.

(3)                  Excludes SOP 03-3 purchased distressed loans.

(4)                  Asia GCB includes balances for certain EMEA countries for all periods presented.

(5)                  Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(6)                  There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP

REGULATORY CAPITAL RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER

SHARE, TANGIBLE BOOK VALUE PER SHARE AND RETURNS ON EQUITY

(In millions of dollars or shares, except per share amounts and ratios)

						Six	Six
	June 30,	September 30,	December 31,	March 31,	June 30,	Months	Months
	2016	2016	2016	2017(2)	2017(3)	2016	2017
Common Equity Tier 1 Capital Ratio and Components(1)

Citigroup Common Stockholders’ Equity(4)	$212,819	$212,506	$206,051	$208,907	$210,950
Add: Qualifying noncontrolling interests	134	140	129	133	143
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(5)	(149)	(232)	(560)	(562)	(445)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(6)	574	335	(61)	(173)	(291)
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(7)	21,854	21,763	20,858	21,448	21,589
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	5,358	5,177	4,876	4,738	4,587
Defined benefit pension plan net assets	964	891	857	836	796
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	22,942	22,503	21,337	21,077	20,832
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(8)	6,876	7,077	9,357	9,012	8,851
Common Equity Tier 1 Capital (CET1)	$154,534	$155,132	$149,516	$152,664	$155,174
Risk-Weighted Assets (RWA)	$1,232,856	$1,228,283	$1,189,680	$1,191,463	$1,189,490
Common Equity Tier 1 Capital Ratio (CET1/RWA)	12.53%	12.63%	12.57%	12.81%	13.0%

Supplementary Leverage Ratio and Components

Common Equity Tier 1 Capital (CET1)	$154,534	$155,132	$149,516	$152,664	$155,174
Additional Tier 1 Capital (AT1)(9)	19,493	19,628	19,874	19,791	19,913
Total Tier 1 Capital (T1C) (CET1 + AT1)	$174,027	$174,760	$169,390	$172,455	$175,087
Total Leverage Exposure (TLE)	$2,326,929	$2,360,520	$2,345,391	$2,372,333	$2,418,375
Supplementary Leverage Ratio (T1C/TLE)	7.48%	7.40%	7.22%	7.27%	7.2%
Net DTAs Excluded from Common Equity Tier 1 Capital	28,023	27,818	29,246	28,671	28,224

Tangible Common Equity, Book Value Per Share, Tangible Book Value Per Share and Returns on Equity

Common Stockholders’ Equity	$212,635	$212,322	$205,867	$208,723	$210,766
Less:
Goodwill	22,496	22,539	21,659	22,265	22,349
Intangible assets (other than MSRs)	5,521	5,358	5,114	5,013	4,887
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	30	30	72	48	120
Tangible Common Equity (TCE)	$184,588	$184,395	$179,022	$181,397	$183,410
Common Shares Outstanding (CSO)	2,905.4	2,849.7	2,772.4	2,753.3	2,724.6
Book Value Per Share (Common Equity/CSO)	$73.19	$74.51	$74.26	$75.81	$77.36
Tangible Book Value Per Share (TCE/CSO)	$63.53	$64.71	$64.57	$65.88	$67.32

Net Income Available to Common Shareholders	$3,676	$3,615	$3,253	$3,789	$3,552	$6,967	$7,341
Average Common Stockholders’ Equity	$210,146	$212,321	$208,965	$206,903	$209,693	$208,615	$208,298
Average TCE	$184,130	$184,492	$181,709	$180,210	$182,404	$182,420	$181,276
Less: Average Net DTAs Excluded from Common Equity Tier 1 Capital(10)	28,503	27,921	28,532	28,959	28,448	29,333	28,714
Average TCE, Excluding Average Net DTAs Excluded from Common Equity Tier 1 Capital	$155,627	$156,571	$153,177	$151,251	$153,956	$153,087	152,562

Return on Average Common Stockholders’ Equity	7.0%	6.8%	6.2%	7.4%	6.8%	6.7%	7.1%
Return on Average TCE (ROTCE)(11)	8.0%	7.8%	7.1%	8.5%	7.8%	7.7%	8.2%
Return on Average TCE, Excluding Average Net DTAs Excluded from Common Equity Tier 1 Capital	9.5%	9.2%	8.4%	10.2%	9.3%	9.2%	9.7%

(1)                   See footnote 1 on page 1.

(2)                   See footnote 3 on page 1.

(3)                   Preliminary.

(4)                   Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(5)                   Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(6)                   The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(7)                   Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(8)                   Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions.

For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(9)                   Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

(10)            Represents average net DTAs excluded in arriving at Common Equity Tier 1 Capital under full implementation of the U.S. Basel III rules.

(11)            ROTCE represents annualized net income available to common shareholders as a perecentage of average TCE.

Reclassified to conform to the current period’s presentation.